Exhibit 99.1

PLBY Group Secures $25 Million Capital Commitment

LOS ANGELES, Jan. 18, 2023 – PLBY Group, Inc. (NASDAQ: PLBY) (“PLBY Group” or the “Company”) announced today that it secured a $25 million capital commitment (the “Investment”) led by Michael Serruya at Serruya Private Equity and Broadband Capital Investments (the “Purchasers”). The Investment is subject to certain closing conditions set forth in a securities purchase agreement, including the closing of the previously announced rights offering. At the closing of the Investment, the Purchasers will purchase $15 million of common stock of the Company, par value $0.0001 per share (“Common Stock”), based on the final rights offering subscription price, as described below (the “Initial Investment”). In addition, the Purchasers will purchase up to $10 million of shares at the same subscription price to the extent the rights offering is not fully subscribed. All purchases of Common Stock by the Purchasers will be limited as necessary to comply with applicable Nasdaq rules.

On the closing date (as defined in the securities purchase agreement), the Company will also pay to the Purchasers (in cash or in additional shares of Common Stock at the subscription price, or a combination thereof, at the election of each Purchaser), at the closing of the Initial Investment, a commitment fee equal to $1.25 million, regardless of the aggregate amount purchased by the Purchasers (except that, if the securities purchase agreement is terminated in accordance with its terms, the commitment fee will be payable only in additional shares of Common Stock at a price equal to the greater of (i) $2.50 and (ii) the subscription price).

As previously disclosed, the subscription period for the rights offering will expire on January 23, 2023, and the subscription price per whole share of Common Stock will be equal to the lesser of (i) $3.50 and (ii) eighty-five percent (85%) of the volume-weighted average price of a share of the Common Stock for the ten trading day period through and including January 20, 2023, as further described in and, subject to the terms and other provisions set forth in the prospectus supplement filed with the Securities and Exchange Commission (the “SEC”) on January 9, 2023 (as it may be amended or supplemented).

The Company intends to use the net proceeds from the rights offering and the Investment primarily for repayment of senior debt under its credit agreement and, to the extent of any remaining net proceeds, for general corporate purposes.

The shares of Common Stock offered pursuant to the rights offering and issuance of shares pursuant to the Investment are being offered and issued pursuant to the Company’s existing effective shelf registration statement on Form S-3 (Reg. No. 333-267273) on file with the SEC.

The information herein is not complete and is subject to change. This press release does not constitute an offer to sell or the solicitation of an offer to buy any shares of Common Stock or any other securities, nor will there be any sale of shares of Common Stock or any other securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Jefferies LLC is acting as the dealer manager in connection with the rights offering and the exclusive placement agent for the Investment.

About PLBY Group, Inc.

PLBY Group, Inc. is a global pleasure and leisure company connecting consumers with products, content, and experiences that help them lead more fulfilling lives. Our flagship consumer brand, Playboy, is one of the most recognizable brands in the world, driving billions of dollars annually in global consumer spending with products and content available in approximately 180 countries. Our mission — to create a culture where all people can pursue pleasure — builds upon almost seven decades of creating groundbreaking media and hospitality experiences and fighting for cultural progress rooted in the core values of equality, freedom of expression and the idea that pleasure is a fundamental human right.

About Serruya Private Equity Inc.

Serruya Private Equity Inc. is a global private equity firm focused on transforming companies by collaborating with management to develop and implement strategies which leverage SPE’s operational and financial resources.

About Broadband Capital Investments

Broadband Capital Investments (BCI) is a boutique merchant bank which invests in high growth industries. BCI (and/or its affiliates) was the founding investor in Vroom.com, a leading used car e-commerce company, co-led the management buyout of Hydrofarm Holdings, a leading hydroponics manufacturer and distributor, prior to its initial public offering, and invested in Montrose Environmental, an environmental services provider offering measurement & analytical services as well as environmental resiliency & sustainability solutions.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. The Company’s actual results may differ from their expectations, estimates, and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions (or the negative versions of such words or expressions) are intended to identify such forward-looking statements. These forward-looking statements include all statements other than historical fact, including, without limitation, statements regarding the rights offering, the Investment, the securities purchase agreement, the commitment fee, the anticipated proceeds from the rights offering and the Investment and the use of such proceeds, and the Company’s plans, projections and expectations regarding the rights offering, including the size, timing, price, and any intended participation of certain persons.

These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from those discussed in the forward-looking statements. Factors that may cause such differences include prevailing market conditions, whether stockholders of record will exercise their rights to purchase Common Stock and the amount subscribed, and whether the Company will be able to successfully complete the rights offering and the Investment, in addition to (without limitation): (1) the impact of the COVID-19 pandemic on the Company’s business and acquisitions; (2) the inability to maintain the listing of the Company’s shares of common stock on Nasdaq; (3) the risk that the Company’s business combination, acquisitions or any proposed transactions disrupt the Company’s current plans and/or operations, including the risk that the Company does not complete any such proposed transactions or achieve the expected benefits from them; (4) the ability to recognize the anticipated benefits of the business combination, acquisitions, commercial collaborations, commercialization of digital assets and proposed transactions, which may be affected by, among other things, competition, the ability of the Company to grow and manage growth profitably, and retain its key employees; (5) costs related to being a public company, acquisitions, commercial collaborations and proposed transactions; (6) changes in applicable laws or regulations; (7) the possibility that the Company may be adversely affected by global hostilities, supply chain disruptions, inflation, interest rates, foreign currency exchange rates or other economic, business, and/or competitive factors; (8) risks relating to the uncertainty of the projected financial information of the Company, including changes in our estimates of the fair value of certain of our intangible assets; (9) risks related to the organic and inorganic growth of the Company’s business, and the timing of expected business milestones; and (10) other risks and uncertainties indicated from time to time in the Company’s annual report on Form 10-K, including those under “Risk Factors” therein, and in the Company’s other filings with the SEC. The Company cautions that the foregoing list of factors is not exclusive, and readers should not place undue reliance upon any forward-looking statements, which speak only as of the date which they were made. The Company does not undertake any obligation to update or revise any forward-looking statements to reflect any change in its expectations or any change in events, conditions, or circumstances on which any such statement is based.

Contact

Investors: investors@plbygroup.com

Media: press@plbygroup.com

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